SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2005


                      U.S. GLOBAL INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)


       Texas                      0-13928                  74-1598370
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  (State of other juris-        (Commission                IRS Employer
 diction of incorporation)      File Number)             Identification No.)


    7900 Callaghan Road, San Antonio, Texas                 78229
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    (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: 210-308-1234



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       (Former name or former address, if changed since last report)




Section 1 - Registrant's Business and Operations Item 1.01 Entry into a Material
            Definitive Agreement.

     On July 15, 2005, at a meeting of the Compensation Committee of the Board of Directors of U. S. Global Investors, Inc. (the Committee), the Committee approved a bonus plan with specific performance criteria for Mr. Frank E. Holmes, Chief Executive Officer and Chief Investment Officer of U.S. Global Investors, Inc.

     The bonus plan is based on financial targets of the company's core operations, performance targets of the mutual funds managed by the company, performance of the company's other client accounts, and returns on the management of the company's capital.

     The bonus plan is effective for the fiscal year ending June 30, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             U.S. Global Investors, Inc.



                                             By:/s/Catherine A. Rademacher
                                                --------------------------
                                                Catherine A. Rademacher
                                                Chief Financial Officer

Dated:   July 21, 2005